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                                                                   EXHIBIT 10.16

                             WELLCARE HOLDINGS, LLC
                            2002 EMPLOYEE OPTION PLAN

                                   ARTICLE I

                                 PURPOSE OF PLAN

                  This 2002 Employee Option Plan (this "Plan") of WellCare Holdings, LLC (the "Company"), was adopted by the Company's Board of Directors (the "Board") on September 6, 2002 (the "Effective Date"), and is intended to advance the best interests of the Company by providing executives and other key employees of the Company or any Subsidiary (as defined below) with additional incentives by allowing such employees to acquire an ownership interest in the Company.

                                   ARTICLE II

                                   DEFINITIONS

                  For purposes of this Plan the following terms have the indicated meanings:

                  "Affiliate" means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group.

                  "Cause" means, with respect to any Participant, (i) such Participant's conviction by a court (or plea of guilty or no contest) of a felony, or any crime involving theft, dishonesty or moral turpitude; (ii) act(s) or omission(s) by such Participant which are willful and deliberate act(s) or omission(s) intended to harm or injure the business, operations, financial condition, properties, assets, prospects, value or reputation of the Company or any of the Company's Subsidiaries; (iii) such Participant's willful misconduct which results in material harm to the Company or any of its Subsidiaries and/or which has a material adverse effect on the business, operations, properties, assets, prospects, value or business relationships of the Company or any of its Subsidiaries; (iv) such Participant's willful disregard of the lawful and reasonable directives of the Board; or (v) a material breach by such Participant of any material covenant or agreement between such Participant and the Company or any of the Company's Subsidiaries, provided that if such breach is capable of remedy such Participant shall have 15 days from notification of the breach by the Company in which to remedy such breach.

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                  "Class A Common Units" means the Company's Class A Common
Units (as such term is defined in the LLC Agreement).

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer this Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

                  "Common Units" means the Company's Common Units (as such term is defined in the LLC Agreement).

                  "Disqualifying Event" means, with respect to any Participant, any breach by such Participant of any non-competition, non-solicitation, non-disclosure or confidentiality agreement between such Participant and the Company or any of the Company's Subsidiaries.

                  "Fair Market Value" per Class A Common Unit or of any other security as of any given date shall be as determined by the Board based on such factors as the members thereof, in the exercise of their business judgment, consider relevant.

                  "Family Group" means, when used with reference to a specified individual Person, (i) such Person's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Person and/or such Person's spouse and/or descendants or (ii) any company, limited liability company or other entity which is controlled solely by such Person or such Person and such Person's spouse.

                  "Independent Third Party" means any Person other than Soros Fund or any Affiliate of Soros Fund.

                  "Issued Units" means (i) all Class A Common Units issued upon the proper exercise of an Option and (ii) any other equity securities issued with respect to the Class A Common Units referred to in clause (i) above by way of stock or unit dividend or distribution or stock or unit split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Class A Common Units. Unless otherwise provided herein or in a Participant's Option Agreement (as defined herein), except in connection with an Approved Sale (as defined herein) or a Public Sale, Issued Units will continue to be Issued Units in the hands of any holder of Issued Units (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Issued Units hereunder.

                  "LLC Agreement" means the Second Amended and Restated Limited Liability Company Agreement of the Company, as amended or restated from time to time.

                  "Option Units" means (i) Class A Common Units issuable upon the exercise of an Option and (ii) any other equity securities issuable upon the exercise of an Option as a result of an adjustment to such Option pursuant to any provision hereof.

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                  "Options" means any and all options to purchase Class A Common
Units issued pursuant to this Plan.

                  "Participant" means any employee of the Company or any Subsidiary who has been selected to participate in this Plan by the Committee or the Board.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

                  "Public Offering" means an underwritten public offering and sale of Class A Common Units or any common equity securities of any successor entity to the Company issued pursuant to a transaction of the type described in
Section 12.16 of the LLC Agreement, in each case, pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any form for similar registration purposes, or an employee benefit plan pursuant to a registration statement on Form S-8 or any form for similar registration purposes.

                  "Public Sale" means the sale of Issued Units to the public pursuant to an offering registered under the Securities Act or, after the consummation of an initial Public Offering, to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

                  "Sale of the Company" means any transaction (other than pursuant to a Public Offering) involving the Company and an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding Common Units entitled to vote generally in the election of the Board (whether by merger, consolidation, sale of the Company's Common Units or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Soros Fund" means Soros Private Equity Investors LP.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or

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other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity. Where not otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

                  "Termination Date" means with respect to any Participant, the date that such Participant ceases to be an employee of the Company or any of its Subsidiaries for any reason.

                  "Valuation Date" means, with respect to any Repurchase Option, the date, if any, that the Company delivers a Repurchase Notice to a holder of Issued Units.

                                   ARTICLE III

                                 ADMINISTRATION

                  This Plan shall be administered by the Committee. Subject to the limitations of this Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts and with such exercise price as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret this Plan and adopt, amend and rescind administrative guidelines and other rules, procedures and regulations relating to this Plan, (v) correct any defect or omission or reconcile any inconsistency in this Plan or in any Options granted under this Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of this Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such Persons as it deems appropriate.

                                   ARTICLE IV

             LIMITATION ON AGGREGATE NUMBER OF CLASS A COMMON UNITS

                  The number of Class A Common Units with respect to which Options may be granted under this Plan shall not exceed, in the aggregate, such number of Class A Common Units as shall be determined from time to time by the Board, subject to adjustment in accordance with Sections 6.4 and 6.5. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Class A Common Units thereunder, the Class A Common Units with respect to which such Options were granted shall again be available under this Plan. Similarly, if any Class A Common Units issued hereunder upon exercise of the Options are repurchased hereunder, such Class A Common Units shall again be available under this Plan for reissuance as Options.

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                                   ARTICLE V

                                     AWARDS

         5.1 GRANT OF OPTIONS. The Committee may grant Options to Participants from time to time in accordance with this Article V. The exercise price per Class A Common Unit under each Option shall be determined by the Committee or the Board at the time of grant. Subject to Section 5.6, Options shall be exercisable at such time or times as the Committee shall determine. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

         5.2 EXERCISE PROCEDURE. Options shall be exercisable, to the extent they are vested, by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price as well as any amount required by Section 5.3. Payment of such exercise price as well as any amount required by Section 5.3 shall be made in cash (including check, bank draft, money order or wire transfer of immediately available funds).

         5.3      WITHHOLDING TAX REQUIREMENTS.

                  (a) AMOUNT OF WITHHOLDING. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Company's Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

                  (b) WITHHOLDING PROCEDURE. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. All amounts paid to the Company pursuant to this Section 5.3 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option, but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of securities or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld.

         5.4 NOTIFICATION OF INQUIRIES AND AGREEMENTS. Each Participant and each Permitted Transferee (as defined herein) shall notify the Company in writing within ten (10) days after the date such Participant or Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to Options granted hereunder; or (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099

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or Form W-2 or other informational form to such Participant by the Company, or
(B) if no such form was received, any amount. Upon request, a Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

         5.5 CONDITIONS AND LIMITATIONS ON EXERCISE. At the discretion of the Committee, exercised at the time of grant, Options may vest, in one or more installments, upon (i) the fulfilment of certain conditions, (ii) the passage of a specified period of time, and/or (iii) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a proposed Sale of the Company, the Committee may provide, in its discretion, by written notice to applicable Participant(s), that any or all Options (or certain parts thereof) shall become immediately vested and that any or all Options (or certain parts thereof) shall terminate if not exercised as of the date of such Sale of the Company or any other designated date (the "Designated Date") or that any such Options shall thereafter represent only the right to receive such consideration as the Committee shall deem equitable in the circumstances.

         5.6 EXPIRATION OF OPTIONS. In no event shall any part of any Option be exercisable after the stated date of expiration thereof. If, as of immediately after a Sale of the Company, any Options (or any part thereof) then outstanding are unvested, then such unvested Options (or such unvested part thereof) shall expire and be forfeited as of immediately after such Sale of the Company.

         5.7 RIGHT TO PURCHASE ISSUED UNITS UPON TERMINATION OF EMPLOYMENT OR UPON A DISQUALIFYING EVENT.

                  (a) REPURCHASE RIGHT. If, with respect to any Participant, either a Termination Date or a Disqualifying Event (as determined by the Board) occurs, then such Participant's Issued Units (whether held by such Participant or one or more transferees and including any Issued Units acquired subsequent to such Termination Date or Disqualifying Event) will, at the Company's election, be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 5.7 (the "Repurchase Option") at a price per Issued Unit equal to the Fair Market Value per Issued Unit determined as of the Valuation Date, less the amount of any cash distributed by the Company with respect to such Issued Unit between the applicable Valuation Date and the closing of the applicable repurchase; provided, that, notwithstanding the foregoing, if, at any time prior to the date nine years after the Issued Units were first issued to such Participant, the Termination Date occurs due to a termination by the Company of such Participant's employment for Cause (as determined by the Board) or if a Disqualifying Event has occurred, then the applicable Issued Units will be subject to the Repurchase Option at a price per Issued Unit equal to the lesser of (x) a price per Issued Unit equal to the Fair Market Value per Issued Unit determined as of the Valuation Date, less the amount of any cash distributed by the Company with respect to such Issued Unit between the applicable Valuation Date and the closing of the applicable repurchase and (y) the price paid to the Company for such Issued Unit by such Participant, less the amount of any cash distributed by the Company with respect to such Issued Unit between the date such Issued Unit was issued by the Company and the closing of the applicable repurchase.

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                  (b)      REPURCHASE PROCEDURES. The Repurchase Option is
exercisable by the Company delivering written notice (the "Repurchase Notice") to the holder or holders of the applicable Issued Units at any time during the six-month period beginning on the applicable Termination Date or on the date of the Company obtains knowledge of the Disqualifying Event, as the case may be. The Repurchase Notice will set forth the number of Issued Units to be acquired from such holder(s), an estimate of the aggregate consideration to be paid for such holder's Issued Units and the time and place for the closing of the transaction.

                  (c) CLOSING OF REPURCHASE. The closing of the transactions contemplated by this Section 5.7 will take place on the date designated by the Company in the Repurchase Notice, which date will not be more than 60 days after the delivery of such notice. The amount of the repurchase price to be paid for any Issued Units to be purchased by the Company pursuant to a Repurchase Option shall be determined pursuant to Section 5.7(a) hereof and the aggregate amount of such repurchase price shall be referred to herein as the "Aggregate Repurchase Price". The Company will pay the applicable Aggregate Repurchase Price for any Issued Units to be purchased by the Company pursuant to a Repurchase Option by delivery of a check payable to or by wire transfer to an account or account(s) designated by the holder(s) of such Issued Units in an aggregate amount equal to the applicable Aggregate Repurchase Price for such Issued Units. Notwithstanding anything to the contrary contained in this Plan, all repurchases of Issued Units by the Company pursuant to a Repurchase Option will be subject to applicable restrictions contained under applicable law (including Delaware law) and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Issued Units pursuant to this Section 5.7 which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Company will receive from each seller regarding the sale of Issued Units the representation that such seller has good and marketable title to such Issued Units and that such Issued Units will be transferred to the Company free and clear of all liens, claims and other encumbrances.

         5.8      RESTRICTIONS ON TRANSFER OF ISSUED UNITS.

                  Neither any Participant nor any Permitted Transferee (as herein defined) may directly or indirectly, sell, pledge, assign, transfer or otherwise dispose of (a "Transfer") any interest in any Issued Units, except (i) to the Company, (ii) in Public Sales or in an Approved Sale (as herein defined),
(iii) pursuant to applicable laws of descent and distribution, or (iv) among such Participant's Family Group but only if such Transfer is for valid estate planning purposes and has been approved by the Board; provided that the restrictions contained in this Section 5.8 will continue to be applicable to the Issued Units after any Transfer of the type referred to in clause (iii) or (iv) above and, as a condition to any such Transfer, the transferees of such Issued Units must agree in writing (which writing must be delivered to the Company) to be bound by the provisions of this Plan (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such writing shall be entered into and delivered to the Company as soon as reasonably possible after such Transfer). Any transferee of Issued Units pursuant to a Transfer in accordance with clause (iii) or (iv) above is herein referred to as a "Permitted Transferee." Upon the proposed Transfer of any Issued Units pursuant to clause
(iii) or (iv) above, such Participant or such Permitted Transferee transferring such Issued Units will

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deliver a written notice (a "Transfer Notice") to the Company, which discloses in reasonable detail the identity of the Permitted Transferee(s).

         5.9      ADDITIONAL RESTRICTIONS ON TRANSFER.

                  (a) Any certificates representing Issued Units will bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE ISSUER'S 2002 EMPLOYEE OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

The legend set forth above regarding this Plan shall be removed from any certificates evidencing any securities which cease to be Issued Units.

                  (b) No holder of Issued Units may Transfer any Issued Units (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel, reasonably acceptable in form and substance to the Company, further states that no subsequent Transfer of such Issued Units will require registration under the Securities Act, if applicable, the Company will promptly upon such Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in Section 5.9(a).

         5.10     APPROVED SALE OF THE COMPANY.

                  (a) If the Board or the holders of a majority of the number of voting Common Units then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or, for accounting, tax or other reasons, substantially all) of the outstanding Common Units (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (each such sale, an "Approved Sale"), then each holder of Issued Units will vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Issued Units will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or

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consolidation or (ii) a sale of equity securities, each holder of Issued Units will agree to sell all of his or her Issued Units on the terms and conditions approved by the Board or the holders of a majority of the voting Common Units then outstanding, as the case may be. Each holder of Issued Units will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company. Each holder of Issued Units, upon execution of the applicable Option Agreement, irrevocably constitutes and appoints the Company the true and lawful attorney of such holder, with full power of substitution, in the name of such holder or the Company to give effect to this Section 5.10, including the execution of any documentation necessary to transfer ownership of Issued Units pursuant to an Approved Sale. Each holder of Issued Units, upon execution of the applicable Option Agreement, agrees that the powers granted to the Company in the immediately preceding sentence are coupled with an interest and are irrevocable by any holder of Issued Units.

                  (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Units will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Issued Units appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Issued Units declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

                  (c) Each holder of Issued Units will bear their pro-rata share (based upon the amount of consideration received) of the costs of any sale of Issued Units pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Units and are not otherwise paid by the Company or the acquiring party. Costs incurred by any holder of Issued Units on his or her own behalf will not be considered costs of the transaction hereunder.

         5.11 HOLDBACK AGREEMENT. No holder of Issued Units will effect any sale or distribution of Issued Units during the seven days prior to or the 180-day period beginning on the effective date of any underwritten Public Offering (except as part of such underwritten registration), unless the underwriters managing such underwritten Public Offering otherwise agree.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

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         6.2      LEGAL COMPLIANCE. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder.

         6.3 OPTIONS NOT TRANSFERABLE. Options (including the right to receive Option Units) may not be Transferred or assigned by the Participant to whom they were granted, other than by will or the laws of descent and distribution and, during the lifetime of such Participant, Options may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant's legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested on the date of death shall terminate; and the exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the Person or Persons to whom such Participant's rights under the Options pass by will or the laws of descent and distribution.

         6.4 ORGANIC CHANGE. Any recapitalization, reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets or liquidation of the Company which is effected in such a way that holders of Class A Common Units (or any other type of equity securities included in the Options Units) are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets (including cash) in exchange for Class A Common Units (or such other type of equity securities included in the Option Units) is referred to herein as an "Organic Change." Except as otherwise provided herein, after the consummation of any Organic Change, each Option shall thereafter be exercisable for, rather than the applicable Option Units immediately theretofore acquirable and receivable upon exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable or in exchange for the number and class of Option Units immediately theretofore acquirable and receivable upon exercise of such Option had such Organic Change not taken place. Notwithstanding the foregoing, in the event of any proposed Organic Change or other transaction which would represent a Sale of the Company, the Board may, in its discretion, terminate any or all of the Options by written notice to the then holders of the Options, subject to the payment, upon the consummation of such Sale of the Company, by the Company to the then holders of Options of the difference, if any, between the consideration which the holders of such Options (to the extent vested as of such Sale of the Company) would receive in such Sale of the Company for the applicable Issued Units if such holders exercised such Options (to the extent vested as of such Sale of the Company) immediately prior to such Sale of the Company and the exercise price of such Options (to the extent vested as of such Sale of the Company).

         6.5 ADJUSTMENT FOR CHANGE IN CLASS A COMMON UNITS. In the event of a unit or stock split, stock or unit dividend or distribution or combination of units or shares which effects the number of outstanding Class A Common Units (or any other type of equity securities included in the Option Units), the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under this Plan or outstanding Options, adjust (1) the number of securities or other consideration which are issuable upon exercise of Options which may be granted under this Plan, (2) the number of securities covered by outstanding Options, (3) the

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exercise prices specified therein and (4) other provisions of this Plan which specify a number of securities, all as such Board or Committee determines to be appropriate and equitable.

         6.6 RIGHTS OF PARTICIPANTS. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue to be employed by the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee of the Company or any of its Subsidiaries shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         6.7 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate this Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without approval of the Company's equityholders to the extent such approval is required by law or the rules of any exchange upon which any type of Issued Units or Option Units are listed, and no such amendment, suspension or termination shall, in any material respect, impair the rights of a Participant under outstanding Options without the consent of such Participant. No Options shall be granted hereunder after the tenth anniversary of the adoption of this Plan.

         6.8 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and Committee shall be indemnified by the Company against
(i) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted under this Plan, and (ii) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Board or Committee member shall be entitled to the indemnification rights set forth in this Section 6.9 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit or proceeding, a Board or Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.

         6.9 RESTRICTED SECURITIES. All Issued Units shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be Transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

         6.10 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, without giving effect to any rules, principles or provisions of choice of law or conflict of laws (whether of the State of

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

Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                                    * * * * *

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